Goodwill and Other Intangible Assets	12 Months Ended
Dec. 28, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Heinz has restated the goodwill and other intangible asset data for the prior periods to reflect the new reportable segments as disclosed in Note 6.
Changes in the carrying amount of goodwill for the fiscal year ended April 28, 2013, the Predecessor period April 29, 2013 to June 7, 2013, the Successor period from February 8, 2013 to December 29, 2013, and the year ended December 28, 2014, by reportable segment, are as follows:

	North America	Europe	Asia/ Pacific	Latin America	RIMEA	Total
	(In millions)
Predecessor
Balance at April 29, 2012	$1,365	$1,126	$395	$272	$27	$3,185
Disposals	(1)	—	—	—	(1)	(2)
Impairment loss	—	—	(36)	—	—	(36)
Goodwill allocated to discontinued operations	—	—	(5)	—	—	(5)
Translation adjustments	(5)	(38)	6	(24)	(2)	(63)
Balance at April 28, 2013	1,359	1,088	360	248	24	3,079
Translation adjustments	(1)	11	(17)	(15)	(1)	(23)
Balance at June 7, 2013	$1,358	$1,099	$343	$233	$23	$3,056

Successor
Balance at February 8, 2013	$—	$—	$—	$—	$—	$—
2013 Merger (see Note 4)	10,085	3,620	1,329	240	263	15,537
Purchase accounting adjustment	(179)	(106)	(247)	(15)	26	(521)
Translation adjustments	(52)	191	(55)	(15)	(15)	54
Balance at December 29, 2013	9,854	3,705	1,027	210	274	15,070
Purchase accounting adjustments	341	(32)	47	15	(96)	275
Translation adjustments	(93)	(219)	(40)	(28)	(6)	(386)
Balance at December 28, 2014	$10,102	$3,454	$1,034	$197	$172	$14,959

Heinz is required to perform an impairment assessment for goodwill and other indefinite-lived intangible assets within one year of their acquisition date (June 7, 2013). As such, Heinz performed an impairment assessment of goodwill and other indefinite-lived intangible assets as of the first day of the second quarter of 2014. As a result, Heinz took a non-cash impairment charge of $62 million classified as costs of products sold in the second quarter of 2014, on its indefinite lived trademarks and other indefinite-lived intangible assets, primarily in its North American frozen meals and snacks business due to continued category softness driving lower than anticipated sales. There was no impairment of goodwill as a result of this assessment, and there are no accumulated impairment losses to goodwill as of December 28, 2014.
In addition, in the fourth quarter of 2014, Heinz took a non-cash interim impairment charge of $160 million on its indefinite-lived licenses and indefinite-lived trademarks, which was classified as cost of products sold. This impairment was primarily related to Heinz's North American frozen meals and snacks brands, which had weaker than anticipated sales due to continued category softness.
Because the indefinite-lived intangible assets were adjusted to their estimated fair values in connection with the 2013 Merger, and because certain trademarks and other intangible assets have subsequently been written down because they were partially impaired (as discussed above), there is not a significant excess of fair value over the carrying values as of December 28, 2014. If current expectations of future growth rates are not met or specific valuation factors outside of our control, such as discount rates, change significantly, then one or more trademarks might become impaired in the future.
In the first quarter of the transition period, Heinz recorded goodwill of $15.54 billion in connection with the 2013 Merger based on a preliminary purchase price allocation. Subsequent to this initial allocation, Heinz revised its fair value estimates and related tax effects. See Note 4 for further details. The final purchase price allocation resulted in goodwill of $15.29 billion.
As a result of classifying the LongFong business as held for sale in Fiscal 2013, the H. J. Heinz Company took a non-cash impairment charge of $36 million to goodwill based on the fair value of the business based on the anticipated sale. During the second quarter of Fiscal 2013, the H. J. Heinz Company changed its annual goodwill impairment testing date from the fourth quarter to the third quarter of each year. As such, the H. J. Heinz Company completed its annual impairment assessment of goodwill during the third quarter of Fiscal 2013. No additional impairments were identified during the H. J. Heinz Company's annual assessment of goodwill. Total goodwill accumulated impairment losses for the H. J. Heinz Company since Fiscal 2003 were $121 million consisting of $55 million for Europe, $39 million for Asia/Pacific, $17 million for Latin America and $11 million for RIMEA as of April 28, 2013. Total goodwill accumulated impairment losses for the H. J. Heinz Company since Fiscal 2003 were $85 million consisting of $55 million for Europe, $3 million for Asia/Pacific, $17 million for Latin America and $11 million for RIMEA as of April 29, 2012.
Customer-related and other intangible assets at December 28, 2014, December 29, 2013, and April 28, 2013, subject to amortization expense, are as follows:

	Successor						Predecessor
	December 28, 2014			December 29, 2013			April 28, 2013
	Gross	Accum Amort	Net	Gross	Accum Amort	Net	Gross	Accum Amort	Net
	(In millions)
Licenses	$118	$(31)	$87	$120	$(10)	$110	$208	$(170)	$38
Customer-related assets	1,315	(99)	1,216	1,376	(36)	1,340	209	(77)	132
Other	15	(2)	13	25	(1)	24	420	(156)	264
	$1,448	$(132)	$1,316	$1,521	$(47)	$1,474	$837	$(403)	$434

Amortization expense for customer-related and other intangible assets was $93 million, $47 million, $3 million, $31 million, and $32 million for the year ended December 28, 2014, the Successor period February 8, 2013 to December 29, 2013, the Predecessor period April 29, 2013 to June 7, 2013, and the fiscal years ended April 28, 2013 and April 29, 2012, respectively. The remaining reduction in net customer-related and other intangible asset balances from December 29, 2013 to December 28, 2014 is related to foreign currency translation adjustments. Based upon the amortizable intangible assets recorded on the balance sheet as of December 28, 2014, average annual amortization expense for each of the next five fiscal years is estimated to be approximately $78 million.
Intangible assets not subject to amortization at December 28, 2014 totaled $11.9 billion and consisted of $11.5 billion of trademarks, $371 million of licenses, and $45 million of other intangible assets. Intangible assets not subject to amortization at December 29, 2013 totaled $13.0 billion and consisted of $12.1 billion of trademarks, $840 million of licenses, and $46 million of other intangible assets. Intangible assets not subject to amortization at April 28, 2013 totaled $981 million and consisted of $847 million of trademarks, $115 million of recipes/processes, and $19 million of licenses. The decrease in intangible assets not subject to amortization since December 29, 2013 is primarily due to final purchase accounting adjustments of $493 million, including $313 million to licenses and $180 million to trademarks, and the non-cash impairment noted above of $221 million, with foreign currency translation adjustments comprising the remaining movement.